UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2020
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________

Delaware		001-34658	80-0558025
(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification No.)

800 Main Street, 4th Floor
Lynchburg,	Virginia		24504
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (980) 365-4300
 ____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2020, the Board of Directors of BWX Technologies, Inc. (“BWXT,” “we” or “us”) appointed retired Admiral John M. Richardson to our Board of Directors as a Class II director with an initial term expiring at our annual meeting of shareholders in 2021. Adm. Richardson has also been appointed to the Audit and Finance Committee and the Compensation Committee. Adm. Richardson will receive the non-executive director compensation as set forth under “Compensation of Directors” in our Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 17, 2020 and incorporated herein by reference. In addition, Adm. Richardson entered into the Company's standard form of director and officer indemnification agreement, a copy of which was filed with the SEC on August 5, 2015 as Exhibit 10.15 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and is incorporated herein in its entirety.
The Board of Directors made an affirmative determination that Adm. Richardson is an independent director under the New York Stock Exchange Listing Standards. Adm. Richardson does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between him and any other person pursuant to which has was appointed as a director.
A copy of the press release announcing Adm. Richardson’s appointment to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.
Item 9.01    Financial Statements and Exhibits.
(d)       Exhibits

10.1
Form of Director and Officer Indemnification Agreement entered into between the Company and each of its directors and selected officers effective July 1, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (File No. 1-34658)).

99.1	Press Release dated December 17, 2020.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Jason S. Kerr
Jason S. Kerr
Vice President and Chief Accounting Officer

December 17, 2020